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                                                                     EXHIBIT-11

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------



As independent public accountants, we hereby consent to the use of our report, and to all references to our firm, included in or made a part of this Form N-1A registration statement for Bremer Investment Funds, Inc.



                                                   ARTHUR ANDERSEN LLP



Milwaukee, Wisconsin,

July 15, 1997.